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                                                                   Exhibit 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated September 20, 1998 included in this Report on Form 8-K, into the Company's previously filed Registration Statements File Nos. 333-24579 and 333-57101.

                                                      /s/ Arthur Andersen LLP

San Francisco, California
February 24, 1999